UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 30, 2004

Date of Report (Date of earliest event reported):

Commission File Number: 333-102930

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SILVER STAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada                                                                                                      98-0385312

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

11300 West Olympic Blvd., Suite 800, Los Angeles, California 90064

(Address of principal executive offices)

(310) 477-2211

(Issuer's telephone number, including area code)

Item 4.    Changes in Registrant's Certifying Accountant

     (a) Previous independent accountants

             (i) On April 30, 2004, Silver Star Energy, Inc. ("Registrant" or "Silver Star"), confirmed with its auditors, Dale, Matheson, Carr-Hilton, Labonte, Chartered Accountants ("DMCL") that the firm would no longer be representing the Registrant as its accountants.   On that date, the Board of Directors decided to dismiss DMCL as its auditors.

             (ii) DMCL last reported on Registrant's financial statements as of January 18, 2004. These financial statements, for the fiscal years ended December 31, 2003 and 2002,  included an independent auditor's report containing an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

             (iii) The change of independent accountants was ratified by the Board of Directors of Silver Star on April 30, 2004.

             (iv) During Silver Star's two most recent fiscal years and the subsequent interim period through April 30, 2004, there were no disagreements with DMCL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, to DMCL's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.  However, DMCL's reports on the Company's consolidated financial statements for the years ended December 31, 2003 and 2002 contained an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

             (v) During the two most recent fiscal years and through April 30, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

             (vi) The Registrant has requested that DMCL furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May __, 2004, is filed as Exhibit 16.1 to this Form 8-K/A.

     (b) New independent accountants

     The Registrant has engaged Robison Hill & Co. as its new independent accountant.  During the most recent fiscal year and through April 30, 2004, the Registrant has not consulted with Robison Hill regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7.    Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

     Exhibit 16.1 Letter from DMCL dated May 11, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2004

SILVER STAR ENERGY, INC.

/s/ Robert McIntosh

     Robert McIntosh,

     President

Exhibit 16.1

May 11, 2004

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:    Silver Star Corporation

         Commission File No. 0-17843

Dear Sir or Madam:

We have read Item 4 of Silver Star Energy Inc.'s Form 8-K/A dated May 10, 2004, and we agree with such statements, except that (1) in reference to item (a)(1)(iii), we are not in a position to confirm that the change was ratified by the Board of Directors of Silver Star on April 30, 2004 as no formal written communication was received by us regarding the change, and (2) we are not in a position to confirm that Silver Star Energy, Inc. engaged new principal accountants on April 30, 2004, and therefore, during the fiscal years ended December 31, 2003 and 2002 and the subsequent interim period to the date hereof, Silver Star Energy, Inc. did not consult Robison Hill & Co. regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

Very truly yours,

/s/ Dale, Matheson, Carr-Hilton Labonte

Dale, Matheson, Carr-Hilton Labonte

CHARTERED ACCOUNTANTS

c.c. Silver Star Energy, Inc.